UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 9, 2007

                     ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC
               (EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)

FLORIDA                               000-30932                98-0346454
-------                               ---------                ----------
(STATE OR OTHER JURISDICTION)         (COMMISSION FILE         (I.R.S. EMPLOYER
OF INCORPORATION)                     NUMBER)                  IDENTIFICATION)

              335 CONNIE CRESCENT, CONCORD, ONTARIO, CANADA L4K 5R2
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (905) 695-4142
                                                           --------------

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On February 9, 2007, the Company's Board of Directors ratified and approved a new charter for the Compensation Committee of the Board of Directors.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibit No.   Description
---------------   -----------
      99.1        Environmental Solutions Worldwide Inc., Compensation Committee
                  Charter as of February 9, 2007.


                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ENVIRONMENTAL SOLUTIONS WORLDWIDE INC.

Date: February 13, 2007
                                        By: /s/ Joey Schwartz
                                            ---------------------------------
                                               Chief Financial Officer